UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Blue Foundry Bancorp

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 9, 2023

Dear Fellow Shareholders:

I am writing to remind you to vote FOR the two nominees recommended by your Board of Directors, J. CHRISTOPHER ELY AND ROBERT T. GOLDSTEIN, for election as directors of Blue Foundry Bancorp (the “Company”) at this year’s annual meeting to be held on May 18, 2023. Please sign, date and return the WHITE PROXY CARD by voting FOR CHRISTOPHER ELY AND ROBERT T. GOLDSTEIN.

We are also pleased to announce that the leading independent proxy advisory firm, Institutional Shareholder Services, Inc. (“ISS”), has recommended that shareholders vote FOR the Board’s nominees, J. Christopher Ely and Robert T. Goldstein, by returning the WHITE PROXY CARD. ISS affirmatively concluded that support IS NOT warranted for the nominees proposed by Larry Seidman.

You should DISCARD any blue proxy card you have received, and SIGN, DATE AND RETURN THE WHITE PROXY CARD that is enclosed.

If you have already signed and returned the blue proxy card that you received from Seidman, we urge you to promptly sign, date and return the enclosed WHITE PROXY CARD or vote by telephone or the Internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

We appreciate your prompt attention to this matter, and your continued support of and interest in our Company.

Sincerely,

James D. Nesci
President and Chief Executive Officer

MSC 269744 PO Box 105168 Atlanta, GA 30348-5168	(888) 931-BLUE

YOUR VOTE IS IMPORTANT

PLEASE DISCARD THE BLUE PROXY CARD

VOTE THE WHITE PROXY CARD!

PLEASE VOTE FOR J. CHRISTOPHER ELY AND ROBERT T. GOLDSTEIN, THE BOARD’S NOMINEES, ON THE WHITE PROXY CARD TODAY

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor Alliance Advisors:

Toll Free Number 888-596-1768 BLFYinfo@allianceadvisors.com

Or Elyse Beidner, Executive Vice President, Chief Legal Officer and Corporate Secretary at (201) 939-5000

ABOUT BLUE FOUNDRY BANCORP

Blue Foundry Bancorp is the holding company for Blue Foundry Bank, a place where things are made, purpose is formed, and ideas are crafted. Headquartered in Rutherford NJ, with a presence in Bergen, Essex, Hudson, Morris, Passaic and Somerset counties, Blue Foundry Bank is a full-service, innovative bank serving the doers, movers, and shakers in our communities. We offer individuals and businesses alike the tailored products and services they need to build their futures. With a rich history dating back more than 145 years, Blue Foundry Bank has a longstanding commitment to its customers and communities. To learn more about Blue Foundry Bank visit BlueFoundryBank.com or call (888) 931-BLUE. Member FDIC.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that Blue Foundry Bancorp files with the Securities and Exchange Commission (the “SEC”) entitled “Risk Factors”.

IMPORTANT ADDITIONAL INFORMATION

Blue Foundry Bancorp, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from Blue Foundry Bancorp’s shareholders in connection with the Annual Meeting. Blue Foundry Bancorp has filed a definitive proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from Blue Foundry Bancorp shareholders. SHAREHOLDERS OF BLUE FOUNDRY BANCORP

ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by Blue Foundry Bancorp with the SEC at no charge at the SEC’s website www.sec.gov. Copies are also available at no charge at Blue Foundry Bancorp’s website at http://ir.bluefoundrybank.com.

THIS IS THE WHITE PROXY CARD

BLUE FOUNDRY BANCORP
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLFY2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o First Coast Results, Inc., Suite 112, 200 Business Park Circle, Saint Augustine, FL 32095.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08579-P91153 KEEP THIS PORTION FOR YOUR RECORDS

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BLUE FOUNDRY BANCORP

The Board of Directors recommends you vote FOR the Company Nominees for Director and FOR Proposals 2 and 3.

Vote "FOR" only up to **TWO (2)** nominees in total. You may vote "FOR" fewer than two (2) nominees, but if you vote "FOR" more than two (2) nominees, your votes on Proposal 1 will be considered invalid and will not be counted. A "WITHHOLD" vote on any nominee will not be counted as a "FOR" vote.

1. Election of Directors

Company Nominees:	**For**	**Withhold**
1a. J. Christopher Ely	☐	☐
1b. Robert T. Goldstein	☐	☐
Nominees Opposed by the Company:	**For**	**Withhold**
1c. Jennifer Corrou	☐	☐
1d. Raymond J. Vanaria	☐	☐

	For	**Against**	**Abstain**
2. Ratification of appointment of KPMG LLP as independent registered public accounting firm for the year ending 2023.	☐	☐	☐
3. Approval of the Merger Agreement with the Company's Wholly Owned Subsidiary for the Purpose of Restating the Certificate of Incorporation to Declassify the Board of Directors and Eliminate Supermajority Voting Requirements to Amend the Certificate of Incorporation and Bylaws.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. V08580-P91153 BLUE FOUNDRY BANCORP ANNUAL MEETING OF SHAREHOLDERS MAY 18, 2023 10:00 AM ET THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Kenneth Grimbilas, James D. Nesci, Elizabeth V. Jobes, Mirella Lang, Jonathan M. Shaw, Patrick H. Kinzler and Margaret Letsche, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLUE FOUNDRY BANCORP that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM ET, on May 18, 2023, virtually at www.virtualshareholdermeeting.com/BLFY2023, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. YOU MAY SUBMIT VOTES “FOR” UP TO TWO NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR LESS THAN TWO NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THE NOMINEE YOU HAVE SO MARKED, ALL OTHERS WILL BE VOTED “WITHHOLD.” IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR PROPOSALS 2 AND 3. Continued and to be signed on reverse side